                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 20, 1998 appearing on pages 32 and 50 of Post Properties, Inc. and Post Apartment Homes, L.P.'s Annual Report on Form 10-K, respectively, for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          PricewaterhouseCoopers LLP

Atlanta, Georgia
August 24, 1998